UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

VROOM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39315	90-1112566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Mercantile Dr.
Fort Worth, Texas		76137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (518) 535-9125

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement

On August 29, 2025, Vroom, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Annox Capital, LLC and Robert J. Mylod, Jr. (together, the “Purchasers”), in support of the Company’s long-term business strategy. Mr. Mylod is the Managing Partner of Annox Capital, LLC and the Independent Executive Chair of the board of directors of the Company.

The Purchase Agreement provides for the issuance and sale (the “Private Placement”) by the Company of $5,000,000 of the Company’s 5.000% Convertible Notes due 2030 (the “Notes”) to each Purchaser, for an aggregate principal amount of $10,000,000 of the Notes. The Notes are immediately convertible at the Purchasers’ discretion into shares of the Company’s common stock, $0.001 par value, at a price per share of $35 (the “Conversion Shares”).

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Private Placement set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The offer and sale of the Notes and the Conversion Shares underlying the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the securities in reliance on exemptions from registration provided for under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied on these exemptions from registration based in part on the representations made by the Purchasers, including the representations with respect to the Purchasers’ status as accredited investors, as such term is defined in Rule 501(a) of the Securities Act, and the Purchasers’ investment intent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated August 29, 2025, by and among the Company and the Purchasers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date:	August 29, 2025	By:	/s/ Jonathan Sandison
Jonathan Sandison Chief Financial Officer